BT PYRAMID MUTUAL FUNDS
BT INSTITUTIONAL ASSET MANAGEMENT FUND

SUPPLEMENT TO PROSPECTUS DATED JULY 29, 1996
Please delete the first and second paragraphs under the section entitled `Investment Adviser'' on page 20 and replace them with the following:
   `The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust, as investment adviser. Messrs. Philip Green, Scott A. Stickler, Jason L. Wolin, Jose M. Quintana, Ph.D., and Ms. Karen Keller are responsible for the day-to-day management of the Portfolio.
   Mr. Green, vice president, is a portfolio manager in the structured products group. Mr. Green joined Bankers Trust in 1985 and has over twelve years of investment experience. During his career, Mr. Green has held a wide variety of portfolio management assignments including asset allocation portfolios, currency portfolios, and equity/bond structured portfolios. He received his B.S.E. from the Wharton School of Business and a M.B.A. from New York University. Mr. Green managed the Portfolio from January, 1995 to July, 1996, and since March, 1997.''



                                      March 20, 1997





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